Exhibit 99.1

November 2008

Safe Harbor Statement This presentation contains statements that are, or may be deemed to be, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, any financial or other guidance, statements that reflect our current expectations concerning future results and events, and any other statements that are not based solely on historical fact. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. These forward-looking statements are made subject to certain risks, uncertainties and other factors, which could cause our actual results, performance or achievements to differ materially from those presented in the forward-looking statements, including, without limitation, potential changes in the economy generally and in respect to the businesses in which CTS operates; rapid technological change in the automotive, communications and computer industries; reliance on key customers; CTS' ability to protect its intellectual property; pricing pressures and demand for CTS' products; and risks associated with CTS' international operations, including trade and tariff barriers, exchange rates and political and geopolitical risks. For more detailed information on the risks and uncertainties associated with CTS' business, see the reports CTS files with the SEC, available at http://www.ctscorp.com/investor_relations/investor.htm. CTS undertakes no obligation to publicly update its forward-looking statements to reflect new information or events or circumstances that arise after the date hereof, including market or industry changes.

Segment and Market Mix 2008 Nine Months Revenue $529 Million 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 0.56 0.44 West North Components and Sensors 1st Qtr 2nd Qtr 3rd Qtr East 0.56 0.27 0.17 West North EMS Sensors & Actuators Electronic Components Focused on medical, industrial, defense and aerospace Design / manufacture highly engineered components Serving Customers With Attractive Growth Opportunities 44% 56%

Key Customers EMS Components and Sensors All Other B East 0.93 0.07 Big 3 Auto Direct/Indirect Blue Chip Customers Globally Diversified Low Customer Concentration No one customer > 10% Total CTS Sales

Global Footprint Components and Sensors EMS North America Asia E Low Cost Europe East 0.45 0.05 0.42 0.06 0.07 Sales By Region 2008 Outlook Low Cost Manufacturing 53%

Reposition Portfolio to Higher Margin Businesses 2005-2007 Nine Months 2008 2012 EMS 0.59 0.56 0.4 Components & Sensors 0.41 0.44 0.6 Components and Sensors Sensors and Actuators Electronic Components Higher margin businesses Faster growth, organic and acquisition Higher margin new products EMS Lower margin business De-emphasize sales to lower-margin computer markets Faster growth in target markets Defense and aerospace, industrial, medical Segment Mix Shift Will Significantly Improve Earnings

Growth Through Diversification Comunications Sensor and Actuator Computer Industrial/Medical Defense & Aerospace Other East 0.22 0.27 0.11 0.13 0.06 0.11 0.1 Current* 2004 Other Sensor and Actuator Computer Communications East 0.12 0.25 0.35 0.28 HP Big 3 HP Big 3 *Q3 Run Rate A Diversification Driven Business Model Means Less Volatility And Risk

Growth Drivers 2009-2012 New products and design wins in Components and Sensors New customer and market penetration worldwide --- strong in Asia Faster growth of target markets --- Defense and Aerospace, Medical and Industrial Overall Growth Target: 7% - 10%

Sensors and Actuators Double-digit sales growth from 2009-2013 High technology, higher margin business Leveraging capabilities into new markets Growth Through New Technology, Customers and Penetration of New Markets Sales Sensors & Actuators Auto 0.73 0.27 Sensors/ Actuators Macro Trend Driving Growth "Green" initiatives driving tougher emissions standards Need for increased fuel economy CTS Products Smart Actuator Position Sensors - EGR, Manifold, SETPS Accelerator Pedal Module SETPS Actuator EGR

CTS currently supplies 10 major customers in North America, Europe and Asia. Total Available Market (Including Pedal Sensors) Accelerator Pedal Module $150 $223 $266 $361 $381 $330 CTS Accelerator Pedal Modules Offer Performance, Quality and Cost Advantages 2003 2004 2005 2006 2007 2008 2009 2010 2011 Target 9 13 16 30 49 68 80 96 108 Captured 9 13 16 30 49 68 79 88 93 CTS Sales $ in Millions $400 Actual $408 $414

Commercial / Diesel Vehicles Extending Sensor and Actuator Capabilities Creating A New Growth Engine in Commercial Markets 1st Qtr 2nd Qtr East 0.9 0.1 Total Commercial Market $1B 10% Target $100M In Five Years Received first major award from a global diesel engine manufacturer Small Engine Light Vehicle

Electronic Components Double-digit sales growth (organic and acquisitions) High technology, high margin business Macro Trend Driving Growth Explosive communication growth in emerging markets Developed markets driving higher data traffic - Social networking; YouTube, Facebook Demographics, defense/other CTS Products Communications Infrastructure - Ceramic/EMI filters, RF modules, OCXOs Piezo Electronics for medical, industrial, defense and aerospace Sales EC EC 0.83 0.17 EMI Filters OCXO Ceramic Filter Launching Innovative and Differentiating New Products Expanding Into New Customers and Applications

Electronic Components - Communications Infrastructure OCXO RF Module Ceramic Filter WiMAX Optical Networking Cellular Repeaters Wireless Base Station Satellite Communications 2003 2004 2005 2006 2007 2008 Design Wins 23 31 37 41 45 49 Infrastructure Sales $ in Millions Major/New Customers Cisco, Huawei 3COM, ZTE, Nokia - Siemens, Powerwave, Alcatel - Lucent, Motorola EMI Filters 16% CAGR

Electronic Components - Piezo Electronics 2005 2006 2007 2008 2009 2010 Sales 10 13 13 16 18 21 Alpha 3 4 5 10 Sales $ in Millions Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Aerospace Soft and Hard Piezo Ceramic Materials New Piezo Capabilities Are Expected to Spur Innovation and Profitable Growth Potential Actuator Opportunity Hard Pzt Soft Pzt 21% CAGR 36

Electronics Manufacturing Solutions Target customers with complex needs. Target niche sectors - defense and aerospace, medical, industrial. Provide turnkey services, design to direct ship. Global capabilities. Strategy Mid single-digit sales growth Specialized Tier 2 global EMS provider Increasing outsourcing trends in medical and defense markets Sales EC EC 0.44 0.56

EMS Business Computer Comm Medical Industrial Aero/Def East 0.24 0.26 0.1 0.23 0.17 Communications Industrial Medical Computer 2008 Projected Aerospace/ Defense Complexity, design capabilities, and higher service levels Stronger customer relationships Higher barriers to entry due to certifications, etc. Higher margins Improved Customer/Market Mix Computer Communication Other East 0.68 0.29 0.03 Computer Communications Other 68% 29% 3% 2004 Characteristics of Target Markets Targeted Area 50%

Financial Summary Definitions and reconciliation of non-GAAP financial terms are included in the Appendix of this presentation and on CTS' Web site at www.ctscorp.com

Annual Sales and EPS 2003 2004 2005 2006 2007 2008 Guidance Adjusted 0.24 0.48 0.61 0.71 0.71 2003 - 2007 CAGR 31% Note: Excludes restructuring / tax credit EPS (adjusted) 2003 2004 2005 2006 2007 2008 Guidance Sales 463 531.3 617.5 655.6 685.9 $ in Millions Sales 2003 - 2007 CAGR 10% $0.71 $0.76 Q3 Earnings Release Q3 Earnings Release Flat to slight increase

Last Four Quarters Sales and EPS Q4 2007 Q1 Q2 Q3 Adjusted 0.25 0.18 0.27 0.16 Adjusted Diluted EPS Q4 2007 Q1 Q2 Q3 Sales 178.3 172.8 186.1 170 $ in Millions Sales $0.20 $0.15 $0.20 $0.16 2008 2008 Analyst Consensus

Balance Sheet Management 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Est. Adjusted Working Capital 0.049 0.138 0.134 0.028 0.02 0.024 0.024 0.024 0.025 0.025 Capital Expenditures Target 3% '97 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 Est. Adjusted Working Capital 0.162 0.17 0.2 0.173 0.14 0.121 0.112 0.125 0.13 0.127 0.127 0.145 Controllable Working Capital* 13% Target * Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable. Efficient Utilization of Capital 14% 15%

Net Earnings and Free Cash Flow 2003 2004 2005 2006 2007 2008 Est. Net Earnings 12.6 20 20.8 24.2 25.4 Free Cash Flow 16.7 1.3 29.5 31.4 32.5 16 Strong Free Cash Flow Indicates Quality of Earnings $ in Millions $15 $19

Capital Structure Strong Balance Sheet Supports Growth and Shareholder Value Initiatives Current Capital Structure Total Debt to Capitalization 2000 2001 2002 2003 2004 2005 2006 2007 2008 Sept. YTD Cash 20.6 13.3 9.2 25.3 61 12 39 53 54 Debt 174.8 139.2 86.2 50.6 36.5 70 27 20 46% 0.442 0.386 0.265 0.205 0.238 0.2 0.17 0.184 0.23 75 $ in Millions Total Debt Cash Debt to Capitalization Conv. Sr. Sub. Debt Equity Bank Credit Adjusted Working Capital 60 339 40.1 100 Significant strategic funding outlays year-to-date $20.8M Acquisitions $7.0M Share Repurchase $3.5M Restructuring $13.8M Capital expenditures Debt to Capital remains low at 23% Increased focus on working capital $40 $60 *Subsequently purchased $24M in open market

Responding to the Economic Downturn Mix is toward higher margin and faster growing business Sensor and actuator products for diesel and turbocharger business Piezo products in electronic components Targeted EMS markets - medical, defense and aerospace, industrial over 50% Diversified business model - therefore lower risk and earnings volatility. Customer concentration improved - no customer over 10% Segment mix is changing towards higher margin Components and Sensors Geographic diversification - over 50% of sales/production outside U.S. Strong Balance Sheet and Capital Structure Healthy Free Cash Flow Cost control actions being taken to further improve financial performance

Value Proposition Positioned in high-growth markets. Positive cash flow. Leverageable capacity and operating structure. Strong balance sheet and conservative capital structure. Acquisitions and buybacks. Expect EPS Growth > Sales Growth

Appendix

Sensors and Actuators Strategy Aggressively expand product base. Content growth > unit growth. Broaden customer base. Leverage product/market strength into Asian market. Penetrate adjacent / commercial markets. Targeting Double-Digit Growth Over 2009-2013 Sales Sensors & Actuators Auto 0.73 0.27 Sensors/ Actuators

Sensors and Actuators Applications Position Sensors: Throttle Valve Exhaust Gas Re-circulating Accelerator Pedal Modules: Pedal Position Sensors Fuel Level Sensing Seat Belt Tension Sensors Electronic Throttle Sensors Electric Actuators: Active Manifolds Turbochargers Diesel Systems

Electronic Components Strategy Focus on higher margin engineered components. Launch innovative and differentiating new products. Expand into new customers and applications. Leverage our global footprint and Asian manufacturing. Acquisitions to expand technology and product range (eg. Alpha, Tusonix). Leveraging Growth Opportunities Sales EC EC 0.83 0.17

Resistor & Frequency Products Frequency Filters and RF Modules for Infrastructure Variable Resistors, Encoders & Switches Router Storage Test System Game Controller Server Instrument Piezoelectric Medical Ultrasound Wide Format Inkjet Printer Head Undersea Energy Exploration Products Applications WiMAX Wireless Base Station Telematics Washing Machine Garage Door Opener Home Repeater Electronic Components Product Applications Aerospace

Electronics Manufacturing Solutions Global Capability Target customers with complex needs. Target niche sectors - defense, aerospace, medical industrial. Provide turnkey services, design to direct ship. Leverage geographic footprint Local NPI and global volume assembly Global sourcing Strategy Sales EC EC 0.44 0.56

EMS Product Applications

CTS CORPORATION


Target Markets
Medical Devices & Equipment
Heart Defibrillator
Pain Management
Glucose Monitoring
Blood Analysis
Ophthalmology
Vein Treatment
Cardiac Imaging
Defense & Aerospace
Thermal Weapons
Airport Explosives Detection
Missile Systems
Radar Systems
Secure Phone System
Tactical Comms
In-Flight Entertainment
Industrial Applications
Process Controls
CNC Lathes
HVAC
Chemical Equipment
Ultra High-End Workstation
Test & Measurement
Security
Utility Metering
Communication Infrastructure
GSM BTS
Network Routers
Optical Devices
WiMax
IP Infrastructure
CDMA BTS
Wireless LAN Arrays
Storage Infrastructure
RAID Card
Enterprise Virtual Array
RAID Controller Cards
10 Bay RAID Enclosure
12 Bay RAID Chassis
RAID Card

31

MOVING FORWARD. EVERYWHERE. EVERY DAY.

Major CTS Competitors PRODUCTS Sensors and Actuators Frequency Products - Infrastructure Ceramic Filters Resistor Networks Electronics Manufacturing Services COMPETITION AB Electronics, Alps, Bosch, Delphi, Denso, Continental, CST, Hella, Mikuni, Mtron, Rakon, RFMD, Vectron, Z-Comm Murata, Spectrum Controls, TDK, UBE BI Tech, Bourns, KOA Axiom, Celestica, Flextronics, Jabil, LaBarge, Note, Plexus, Sanmina-SCI, Simclar, Sypris Electronics, TT EMS Electronic Components

Target Adjusted Return on Invested Capital (ROIC) OPERATING MARGIN AFTER-TAX (NOPAT Margin) INVESTED CAPITAL TURNOVER Overall ROIC Improvement on Track 2003 2004 2005 4% 2% 6% 8% 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0% 6.3% 7.5% Shareholder Value ROIC 12% ROIC Curve 10% 12% 4.0 EMS Components & Sensors 7.9% 2006 7.9% 2007 2008 Target 9%

Financial Summary Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.

Other Financial Data - Income Statement Note: Data shown excludes all restructuring and related one-time charges, asset impairments, customer reimbursement, income tax adjustment and material asset gains, except adjusted EBITDA, which includes the customer reimbursement only.

Other Financial Data - Balance Sheet Metrics

CTS CORPORATION
APPENDIX 1

CTS Corporation
Reconciliation of Gross Margin to Adjusted Gross Margin
($ in millions)

	Q3	Q2	Q1	Q2	Q1
	2008	2008	2008	2006	2006
Gross Margin	$33.4	$40.2	$33.8	$31.8	$30.0

Charges (credits) to reported gross Margin :
Restructuring-related costs included in cost of goods sold	0.3	—	0.3	0.5	0.2

Total adjustments to reported gross Margin	0.3	—	0.3	0.5	0.2

Adjusted gross Margin	$33.7	$40.2	$34.1	$32.3	30.2

Adjusted gross Margin as a percentage of total sales	19.8%	21.6%	19.7%	19.5%	20.1%

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2008	2008	2008	2008	2007	2006	2006	2006	2006	2005	Full Year
	Q3 YTD	Q3	Q2	Q1	Q4	Q3 YTD	Q3	Q2	Q1	Q4	2007	2006	2005	2004	2003	2002
Operating earnings (loss)	$27.1	$4.9	$13.8	$8.4	$9.5	$23.7	$8.5	$7.6	$7.6	$13.5	$32.3	$32.8	$37.9	$31.1	$13.8	$(14.8)

Charges (credits) to reported operating earnings (loss):											2.6	4.3
Restructuring, restructuring-related, and asset impairment charges	$4.0	$3.5	$0.1	$0.4	$2.6	4.3	$0.8	1.4	2.1						4.6	19.6
Customer reimbursement																(3.1)
Gain on sale of excess equipment less LTCC severance										(1.2)			(1.2)
Gain on sale of excess Canadian land											—	—	—	(2.7)
Acquired in-process research and development

Total adjustments to reported operating earnings (loss)	4.0	3.5	0.1	0.4	2.6	4.3	0.8	1.4	2.1	(1.2)	2.6	4.3	(1.2)	(2.7)	4.6	16.5

Adjusted operating earnings (loss), excluding above referenced items	$31.1	$8.4	$13.9	$8.8	$12.1	$28.0	$9.3	$9.0	$9.7	$12.3	$34.9	$37.1	$36.7	$28.4	$18.4	$1.7

Adjusted operating earnings (loss), excluding above referenced items, as a percentage of total sales	5.9%	4.9%	7.5%	5.1%	6.8%	5.8%	5.6%	5.4%	6.5%	7.9%	5.1%	5.7%	5.9%	5.3%	4.0%	0.4%

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2008	2008	2008	2008	2007	2006	2006	2006	2005	2005	Full Year
	Q3 YTD	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q2	2007	2006	2005	2004	2003	2002
Net earnings (loss)	24.2	7.6	10.0	6.7	7.7	$6.2	$5.3	$5.0	$7.5	$3.9	$25.4	$24.2	$20.8	$19.9	$12.6	$(17.9)

Charges (credits) to reported net earnings (loss):
Restructuring, restructuring-related, and asset impairment charges	4.0	3.5	0.1	0.4	2.6	0.8	1.4	2.1			2.6	4.3			4.6	19.6
Customer reimbursement																(3.1)
Gain on sale of excess equipment less LTCC severance									(1.2)				(1.2)
Gain on sale of excess Canadian land									—					(2.7)
Acquired in-process research and development

Total adjustments to reported net earnings (loss)	4.0	3.5	0.1	0.4	2.6	0.8	1.4	2.1	(1.2)	—	2.6	4.3	(1.2)	(2.7)	4.6	16.5
Total adjustments, tax affected	2.6	2.2	0.1	0.3	2.0	0.6	1.1	1.6	(0.9)	—	2.0	3.4	(0.9)	(2.1)	3.4	12.4

Impact of tax repatriation									1.5	4.5			6.0
Impact of reversal of tax reserves	(4.0)	(4.0)								(1.7)			(1.7)		(7.9)

Adjusted net earnings (loss)	$22.8	$5.8	$10.1	$7.0	$9.7	$6.8	$6.4	$6.6	$8.1	$6.7	$27.4	$27.6	$24.2	$17.8	$8.1	$(5.5)

Adjusted net earnings (loss) as a percentage of total sales.	4.3%	3.4%	5.4%	4.1%	5.4%	4.1%	3.9%	4.4%	5.2%	4.3%	4.0%	4.2%	3.9%	3.3%	1.7%	-1.2%

CTS Corporation
Reconciliation of Diluted Earnings Per Share to Adjusted Diluted Earnings Per Share

	2008	2008	2007	2006			2005		Full Year
	Q3 YTD	Q3	Q4	Q3	Q2	Q1	Q4	Q2	2007	2006	2005	2004	2003	2002
Earnings per share, diluted	$0.65	$0.21	$0.20	$0.16	$0.14	$0.13	$0.19	$0.10	$0.66	$0.63	$0.53	$0.53	$0.36	$(0.54)

Tax affected charges (credits) to reported earnings per share:
Restructuring ,restructuring-related, and asset impairment charges	0.06	0.06	0.05	0.02	0.03	0.04			0.05	0.08			0.10	0.45
Customer reimbursement														(0.07)
Gain on sale of excess equipment less LTCC severance							(0.02)				(0.02)
Gain on sale of excess Canadian land												(0.05)

Total tax affected adjustments to reported earnings per share	0.06	0.06	0.05	0.02	0.03	0.04	(0.02)	—	0.05	0.08	(0.02)	(0.05)	0.10	0.38

Tax impact of cash repatriation							0.03	0.11			0.14
Impact of reversal of tax reserves	(0.11)	(0.11)						(0.04)			(0.04)		(0.22)

Adjusted earnings per share, diluted	$0.60	$0.16	$0.25	$0.18	$0.17	$0.17	$0.20	$0.17	$0.71	$0.71	$0.61	$0.48	$0.24	$(0.16)

CTS Corporation
Reconciliation of Projected Full Year Earnings Per Share to Adjusted Projected Full Year Earnings Per Share

	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,
	2007(3)	2007(2)	2006 (1)
Projected GAAP earnings per share	$0.74- $0.79	$0.59 - $0.62	$0.66 - $0.69

Restructuring and related charges	0.08	0.06	0.08
Impact of tax repatriation
Impact of reversal of tax reserves	(0.11)

Projected adjusted earnings per share	$0.71 - $0.76	$0.65 - $0.68	$0.74 - $0.77

1.	Estimate as of 10/24/2006

2.	Estimate as of 10/23/2007

3.	Estimate as of 10/27/2008

CTS Corporation
ADJUSTED EBITDA QUARTER-TO-DATE
($ in millions)

	2008	2008	2008	2007				2006				2005
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1
Net earnings (loss)	$7.6	$10.0	$6.7	$7.7	$7.8	$5.9	$4.0	$7.7	$6.2	$5.3	$5.0	$7.6	$5.9	$3.9	$3.4

Depreciation and amortization expense	5.7	6.8	6.0	5.8	5.4	5.8	5.8	5.9	5.8	6.5	6.7	7.2	6.2	6.8	6.9
Interest expense	0.9	1.1	1.1	0.8	0.9	0.7	0.7	0.8	0.8	1.0	1.1	1.3	1.3	1.6	1.7
Tax expense (benefit)	(3.6)	2.8	1.9	2.3	2.1	1.6	1.1	1.5	1.9	1.5	1.6	4.8	1.6	4.9	1.0

EBITDA	$10.6	$20.7	$15.7	$16.6	$16.2	$14.0	$11.6	$15.9	$14.7	$14.3	$14.4	$20.9	$15.0	$17.2	$13.0

Charges (credits) to reported EBITDA:
Restructuring, restructuring-related, and asset impairment charges	3.5	0.1	0.4	2.6					0.8	1.4	2.1
Customer Reimbursements
Reversal of tax reserves	(4.0)
Gain on sale of excess equipment less LTCC severance												(1.2)
Gain on sale of excess Canadian land

Total adjustments to reported EBITDA	(0.5)	0.1	0.4	2.6	—	—	—	—	0.8	1.4	2.1	(1.2)	—	—	—

Adjusted EBITDA	$10.1	$20.8	$16.1	$19.2	$16.2	$14.0	$11.6	$15.9	$15.5	$15.7	$16.5	$19.7	$15.0	$17.2	$13.0

Adjusted EBITDA as a percentage of total sales	5.9%	11.2%	9.3%	10.8%	9.2%	8.3%	7.1%	9.2%	9.4%	9.5%	11.0%	12.7%	10.1%	10.9%	8.4%

CTS Corporation
Free Cash Flow
($ in millions)

	2008 QTD			2007 YTD				2006 YTD				2005 YTD				Full Year
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2007	2006	2005	2004	2003	2002
Cash flows provided from (used by) operations	$2.3	$23.3	$(5.5)	$17.4	$15.7	$11.4	$4.1	$18.7	$11.1	$14.8	$2.6	$14.8	$5.1	$13.7	$10.9	$48.6	$47.2	$44.5	$14.0	$25.7	$24.1
Capital expenditures	(7.6)	(2.7)	(3.5)	(6.8)	(3.0)	(3.6)	(2.7)	(4.7)	(5.2)	(3.4)	(2.5)	(2.5)	(6.6)	(2.9)	(3.0)	(16.1)	(15.8)	(15.0)	(12.7)	(9.0)	(12.8)

Free cash flow	$(5.3)	$20.6	$(9.0)	$10.6	$12.7	$7.8	$1.4	$14.0	$5.9	$11.4	$0.1	$12.3	$(1.5)	$10.8	$7.9	$32.5	$31.4	$29.5	$1.3	$16.7	$11.3

CTS Corporation
Projected Free Cash Flow
($ in millions)

	Year	Year		Year		Year
	Ended	Ended		Ended		Ended
	December	December		December		December
	31,2008 (1)	31,2008 (2)		31,2008 (3)		31,2008 (4)

Cash flows provided from operations	$32-$36	$48-$55		$50-$57		$54-$54
Capital expenditures	$(17.0)	$(22)-$	(25)	$(22)-$	(25)	$(21)-$	(25)

Free cash flow	$15 -$19	$26 -$30		$28 -$32		$33 - $29

(1)	Estimate as of 10/27/2008

(2)	Estimate as of 7/30/2008

(3)	Estimate as of 4/30/2008

(4)	Estimate as of 1/30/2008

CTS Corporation
Definition of Financial Term - “Total Debt to Capitalization”
($ in millions)

	2008			2007				2006				2005				2004	2003	2002	2001	2000
	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4	Q4	Q4	Q4
Notes payable	$—	$—	$—	$1.0	$1.9	$1.5	$3.5	$5.4	$9.5	$12.1	$14.1	$13.3	$3.0	$3.0	$3.5	$3.3			$—	$7.4
Current portion of long-term debt	—	—	—	—	—	—	—	0.2	0.2	0.2	0.2	0.2	0.2	0.3	0.5			28.4	27.5	10.0
Long-term debt	100.1	92.3	116.7	72.0	60.0	60.0	60.0	60.6	60.6	64.3	68.2	68.3	94.7	85.6	133.9	94.2	75.9	67.0	125.0	178.0

Total debt	100.1	92.3	116.7	73.0	61.9	61.5	63.5	66.2	70.3	76.6	82.5	81.8	97.9	88.9	137.9	97.5	75.9	95.4	152.5	195.4
Total shareholders’ equity	339.0	333.9	324.4	324.2	329.6	325.5	323.6	319.0	346.5	339.5	333.6	328.1	323.8	322.7	324.3	310.7	294.2	265.0	242.9	246.4

Total capitalization	$439.1	$426.2	$441.1	$397.2	$391.5	$387.0	$387.1	$385.2	$416.8	$416.1	$416.1	$409.9	$421.7	$411.6	$462.2	$408.2	$370.1	$360.4	$395.4	$441.8

Total debt to capitalization	22.8%	21.7%	26.5%	18.4%	15.8%	15.9%	16.4%	17.2%	16.9%	18.4%	19.8%	20.0%	23.2%	21.6%	29.8%	23.9%	20.5%	26.5%	38.6%	44.2%

CTS Corporation
Definition of Financial Term — “Controllable Working Capital as a Percentage of Annualized Sales”
($ in millions)
Controllable working capital is defined as accounts receivable plus inventories less accounts payable

	September 28,	June 29,	March 30,	December 31,	September 30,	July 1,	December 31,	October 1,	December 31,
	2008	2008	2008	2007	2007	2007	2006	2006	1999
Net Accounts Receivables	$103.4	$110.5	$108.1	$100.7	$102.7	$105.0	$106.0	$101.7	$124.7
Net Inventory	88.1	86.6	83.8	73.8	72.5	74.0	60.5	66.9	78.9
Accounts Payable	(78.9)	(85.7)	(78.8)	(84.2)	(84.4)	(81.6)	(78.2)	(81.3)	(68.3)

Controllable Working Capital	112.6	111.4	113.1	90.3	90.8	97.4	88.3	87.3	135.3

Quarterly sales	$170.0	$186.1	$172.8	$178.3	$174.8	$169.6	$173.5	$165.7
Acquisition Adjustments			7.0
Adjusted quarterly sales	$170.0	$186.1	$179.8	$178.3	$174.8	$169.6	$173.5	$165.7
Multiplied by 4	4	4	4	4	4	4		4

Annualized sales	680.00	744.40	719.20	713.20	699.20	678.4	694.00	662.80	677.10

Controllable Working Capital % — Annual	16.6%	15.0%	15.7%	12.7%	13.0%	14.4%	12.7%	13.2%	20.0%

CTS Corporation
Definition of Financial Term -
Adjusted Return on Invested Capital

	Full Year
	2007	2006	2005	2004	2003
Operating earnings	$32.3	$32.8	$37.9	$31.1	$13.8

Charges (credits) to reported operating earnings:

Restructuring and asset impairment charges	2.6	4.3			4.6
Gain on sale of excess equipment less LTCC severance			(1.2)
Gain on sale of excess Canadian land				(2.7)

Total adjustments to reported operating earnings	2.6	4.3	(1.2)	(2.7)	4.6

Adjusted operating earnings	$34.9	$37.1	$36.7	$28.4	$18.4

Tax rate	22%	21%	24%	23%	25%

Tax effected adjusted operating earnings	$27.2	$29.3	$27.9	$21.9	$13.8

Invested Capital:
Current Year:
Shareholders’ equity	$324.2	$319.0	$328.1	$310.7	$294.2
Long-term debt	72.0	60.6	68.3	94.2	75.9
Notes payable and current portion of LT debt	1.0	5.6	13.5	3.3	—
Less: Cash	(52.9)	(38.6)	(12.0)	(61.0)	(25.4)

Invested capital	$344.4	$346.6	397.9	347.2	344.7

Prior Year:
Shareholders’ equity	319.0	328.1	310.7	294.2	265.0
Long-term debt	60.6	68.3	94.2	75.9	67.0
Notes payable and current portion of LT debt	5.6	13.5	3.3	—	28.3
Less: Cash	(38.6)	(12.0)	(61.0)	(25.4)	(9.2)

Invested capital	346.6	397.9	347.2	344.7	351.1

Adjusted invested capital	$345.5	$372.3	$372.6	$346.0	$347.9

Adjusted return on invested capital	7.9%	7.9%	7.5%	6.3%	4.0%

Sales	$685.9	$655.6	$617.5	$531.3	$463.0
Tax effected adjusted operating earnings	27.2	29.3	27.9	21.9	13.8

Tax effected adjusted operating margin as a percentage of sales (a)	4.0%	4.5%	4.5%	4.1%	3.0%

Sales	$685.9	$655.6	$617.5	$531.3	$463.0
Adjusted invested capital	345.5	372.3	372.6	346.0	347.9

Invested capital turns (b)	1.99	1.76	1.66	1.54	1.33

Adjusted return on invested capital (a) x (b)	7.9%	7.9%	7.5%	6.3%	4.0%